UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 13, 2005
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are filing this Form 8K to include financial information regarding properties we acquired.

Item 9.01. Financial Statements, ProForma Financial Information and Exhibits
  Financial Statements

Index to Financial Statements
Page
Inland Western Retail Real Estate Trust, Inc.:

Consolidated Balance Sheets at June 30, 2005 (unaudited) and December 31, 2004	F-1

Consolidated Statements of Operations (unaudited) for the three and six months ended June 30, 2005 and 2004	F-3

Consolidated Statement of Stockholders' Equity (unaudited) for the six month period ended June 30, 2005	F-4

Consolidated Statements of Cash Flows (unaudited) for the six months ended June 30, 2005 and 2004	F-5

Notes to Consolidated Financial Statements at June 30, 2005	F-7

Pro Forma Consolidated Balance Sheet at June 30, 2005 (unaudited)	F-22

Notes to Pro Forma Consolidated Balance Sheet at June 30, 2005 (unaudited)	F-24

Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2005 (unaudited)	F-26

Notes to Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2005 (unaudited)	F-29

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 (unaudited)	F-32

Notes to Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 (unaudited)	F-34

Lincoln Plaza:

Independent Auditors' Report	F-42

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-43

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-44

New Forest Crossing:

Independent Auditors' Report	F-46

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-47

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-48

The Orchard:

Independent Auditors' Report	F-50

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-51

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-52

Properties Acquired from the Newman Development Group:

Independent Auditors' Report	F-54

Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-55

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-56

Mountain View:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-58

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-59

West Town Market:

  Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005 (unaudited)
F-60

  Notes to Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005 (unaudited)
F-61

Shoppes at Warner Robins:

  Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005 (unaudited)
F-62

  Notes to Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005 (unaudited)
F-63

Southpark Meadows:

Historical Summary of Gross Income and Direct Operating Expenses for the period from March 1, 2005 (commencement of operations) to June 30, 2005 (unaudited)	F-64

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the period from March 1, 2005 (commencement of operations) to June 30, 2005 (unaudited)	F-65

Mission Crossing:

  Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005 (unaudited)
F-66

  Notes to Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005 (unaudited)
F-67

Stonebridge Plaza:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-68

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-69

Great Southwest Crossing:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-70

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)	F-71

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Principal Accounting Officer
Date:	September 13, 2005

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Balance Sheets
(Dollar amounts in thousands)

Assets
	June 30, 2005
	(unaudited)	December 31, 2004
Investment properties:
Land	$978,059	$575,032
Building and other improvements	4,209,187	2,654,585

	5,187,246	3,229,617
Less accumulated depreciation	(95,190)	(36,290)

Net investment properties	5,092,056	3,193,327

Cash and cash equivalents (including cash held by management company of $17,712 and $8,574 as of June 30, 2005 and December 31, 2004, respectively)	371,041	241,224
Restricted cash (Note 2)	69,666	65,923
Restricted escrows (Note 2)	48,677	17,105
Investment in marketable securities and treasury contracts (Note 2)	58,666	1,287
Investment in unconsolidated joint ventures (Note 9)	69,933	75,261
Accounts and rents receivable (net of allowance of $1,347 and $346 as of June 30, 2005 and December 31, 2004, respectively)	43,259	19,962
Due from affiliates (Note 3)	-	654
Notes receivable (Note 6)	136,000	31,772
Acquired in-place lease intangibles and customer relationship value (net of accumulated amortization of $25,691 and $9,976 as of June 30, 2005 and December 31, 2004, respectively)	367,918	240,116
Acquired above market lease intangibles (net of accumulated amortization of $6,318 and $3,124 as of June 30, 2005 and December 31, 2004, respectively)	56,405	40,774
Loan fees, leasing fees and loan fee deposits (net of accumulated amortization of $2,292 and $755 as of June 30, 2005 and December 31, 2004, respectively)	37,344	19,472
Other assets	30,301	8,939

Total assets	$6,381,266	$3,955,816

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Balance Sheets
(continued)
(Dollar amounts in thousands)

Liabilities and Stockholders' Equity
	June 30, 2005
	(unaudited)	December 31, 2004
Liabilities:
Mortgages and notes payable (Note 7)	$2,884,366	$1,783,114
Accounts payable	4,452	1,692
Accrued offering costs due to affiliates	2,967	2,880
Accrued offering costs due to non-affiliates	92	-
Accrued interest payable	8,821	4,306
Tenant improvements payable	6,377	5,096
Accrued real estate taxes	21,518	4,254
Distributions payable	18,074	11,378
Security deposits	5,103	3,679
Prepaid rental income and other liabilities	41,170	7,765
Advances from sponsor (Note 3)	1,523	3,523
Acquired below market lease intangibles (net of accumulated amortization of $10,372 and $4,718 as of June 30, 2005 and December 31, 2004, respectively)	125,407	85,986
Restricted cash liability (Note 2)	69,666	65,923
Due to affiliates	6,757	957

Total liabilities	3,196,293	1,980,553

Minority interests	120,174	89,537

Stockholders' equity:
Preferred stock, $.001 par value, 10,000,000 shares authorized, none outstanding	-	-
Common stock, $.001 par value, 500,000,000 shares authorized, 357,209,275 and 217,457,528 shares issued and outstanding as of June 30, 2005 and December 31, 2004, respectively	357	217
Additional paid-in capital (net of offering costs of $379,556 and $234,014 as of June 30, 2005 and December 31, 2004, respectively, of which $283,906 and $175,509 was paid or accrued to affiliates as of June 30, 2005 and December 31, 2004, respectively)	3,189,470	1,940,018
Accumulated distributions in excess of net income	(126,150)	(54,750)
Accumulated other comprehensive income	1,122	241

Total stockholders' equity	3,064,799	1,885,726
Commitments and contingencies (Note 12)
Total liabilities and stockholders' equity	$6,381,266	$3,955,816

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Operations
(Dollar amounts in thousands, except per share amounts)
(unaudited)
	Three months ended	Three months ended	Six months ended	Six months ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
Revenues:
Rental income	$92,438	$15,333	$166,501	$22,886
Tenant recovery income	19,650	4,051	35,469	5,799
Other income	1,027	290	1,932	295

Total revenues	113,115	19,674	203,902	28,980

Expenses:
General and administrative expenses to affiliates	988	365	1,613	854
General and administrative expenses to non-affiliates	1,941	282	3,200	1,002
Advisor asset management fee	4,000	-	4,925	-
Property operating expenses to affiliates	4,614	741	8,297	1,154
Property operating expenses to non-affiliates	13,345	1,876	25,515	2,496
Real estate taxes	10,775	2,027	18,936	3,014
Depreciation and amortization	42,655	6,735	77,414	10,428

Total expenses	78,318	12,026	139,900	18,948

Operating income	$34,797	$7,648	$64,002	$10,032
Other income (expense)	5,030	(1,085)	7,648	(874)
Interest expense	(29,742)	(4,452)	(52,763)	(7,011)
Minority interests	(97)	-	373	-
Equity in earnings (losses) of unconsolidated entities	(425)	-	(683)	-

Net income	$9,563	$2,111	$18,577	$2,147
Other comprehensive income:
Unrealized gain on investment securities	847	48	881	48

Comprehensive income	$10,410	$2,159	$19,458	$2,195

Net income per common share, basic and diluted	$.03	$.04	$.06	$.04

Weighted average number of common shares outstanding, basic and diluted	321,169,565	59,688,094	286,142,048	48,805,229

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statement of Stockholders' Equity

For the six month period ended June 30, 2005
(Dollar amounts in thousands)
(unaudited)
	Number of	Common	Additional Paid-in	Accumulated Distributions in excess of	Accumulated Other Comprehensive
	Shares	Stock	Capital	Net Income	Income	Total

Balance at December 31, 2004	217,457,528	$217	$1,940,018	$(54,750)	$241	$1,885,726

Net income	-	-	-	18,577	-	18,577
Unrealized gain on investment securities	-	-	-	-	881	881
Distributions declared	-	-	-	(89,977)	-	(89,977)
Proceeds from offering	135,472,747	135	1,355,165	-	-	1,355,300
Offering costs	-	-	(145,542)	-	-	(145,542)
Proceeds from dividend reinvestment program	4,669,879	5	44,359	-	-	44,364
Shares repurchased	(390,879)	-	(3,615)	-	-	(3,615)
Shares obligated to be repurchased as of June 30, 2005	-	-	(1,033)	-	-	(1,033)
Issuance of stock options and discounts on shares issued to affiliates	-	-	118	-	-	118

Balance at June 30, 2005	357,209,275	$357	$3,189,470	$(126,150)	$1,122	$3,064,799

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Cash Flows
(Dollar amounts in thousands)
(unaudited)
	Six months ended	Six months ended
	June 30, 2005	June 30, 2004
Cash flows from operations:
Net income	$18,577	$2,147
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	58,900	7,494
Amortization	18,514	2,935
Amortization of acquired above market leases	3,297	813
Amortization of acquired below market leases	(5,906)	(903)
Straight line rental income	(6,087)	(753)
Straight line lease expense	1,485	-
Minority interests	(373)	-
Loss from investments in unconsolidated entities	683	-
Issuance of stock options and discount on shares issued to affiliates	118	338
Realized loss on sale of treasury contracts	34	1,347
Write-off of bad debt	206	-
Changes in assets and liabilities:
Accounts and rents receivable net of change in allowance of $1,001 and $33 for June 30, 2005 and June 30, 2004, respectively.	(17,416)	(4,393)
Other assets	1,194	(1,615)
Accounts payable	2,760	1,373
Accrued interest payable	4,515	1,088
Accrued real estate taxes	17,298	2,042
Security deposits	1,424	1,163
Prepaid rental and recovery income and other liabilities	3,369	2,257
Due to affiliates	5,800	(2,185)
Net cash flows provided by operating activities	108,392	13,148
Cash flows used in investing activities:
Purchase of investment securities and treasury contracts	(56,532)	(3,135)
Restricted escrows	(31,572)	(643)
Purchase of investment properties	(1,888,771)	(1,023,123)
Acquired in-place lease intangibles and customer relationship value	(144,779)	(88,036)
Acquired above market leases	(18,928)	(23,519)
Acquired below market leases	45,327	44,252
Contributions from minority interests - joint ventures	42,609	-
Distributions to minority interests - joint ventures	(6,954)	-
Rental income under master leases	4,044	364
Payment of leasing fees	(241)	(22)
Tenant improvements payable	1,281	1,516
Other assets	(22,556)	(38,167)
Funding of notes receivable	(104,228)	(15,601)
Net cash flows used in investing activities	(2,181,300)	(1,146,114)

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Cash Flows
(Dollar amounts in thousands)
(unaudited)
	Six months ended	Six months ended
	June 30, 2005	June 30, 2004
Cash flows from financing activities:
Proceeds from offerings	1,355,300	658,417
Proceeds from the dividend reinvestment program	44,364	6,927
Shares repurchased	(3,615)	-
Payment of offering costs	(145,363)	(71,873)
Proceeds from mortgage debt and notes payable	1,076,277	541,453
Proceeds from margin securities debt	15,907
Principal payments on mortgage debt	(608)	-
Lump-sum payoffs of mortgage debt	(35,742)	-
Proceeds from unsecured line of credit	-	105,000
Restricted cash collateral	-	(20,449)
Payment of loan fees and deposits	(19,168)	(10,154)
Distributions paid	(83,281)	(13,255)
Due from affiliates	654	1,785
Repayment of sponsor advances	(2,000)	-
Contribution from sponsor advances	-	(2,369)
Net cash flows provided by financing activities	2,202,725	1,195,482
Net increase in cash and cash equivalents	129,817	62,516
Cash and cash equivalents, at beginning of period	241,224	64,381
Cash and cash equivalents, at end of period	$371,041	$126,897

Supplemental disclosure of cash flow information:
Cash paid for interest	$52,592	$5,923
Consolidation of previously unconsolidated entities	$2,245	$-
Consolidation of previously unconsolidated entities - minority interest	(2,245)	-

Restricted cash	$(3,743)	$(19,997)
Restricted cash liability	3,743	19,997

Share repurchase program	$(1,033)	$-
Share repurchase program liability	1,033	-

Supplemental schedule of non-cash investing and financing activities:
Purchase of investment properties	$(1,961,673)	$(1,051,147)
Assumption of mortgage debt	45,418	17,552
Assets recorded as a result of investment in joint venture	27,518	-
Non-cash purchase price adjustments	(34)	2,399
Write-off of acquisition reserve	-	521
Conversion of mortgage receivable to investment property	-	7,552
	$(1,888,771)	$(1,023,123)
Distributions payable	$18,074	$4,318
Accrued offering costs payable	$3,059	$1,025
Write-off of in-place lease intangibles	$1,262	$-
Write-off of above market lease intangibles	$103	$-
Write-off of below market lease intangibles	$252	$-

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
June 30, 2005
(Dollar amounts in thousands, except per share amounts)

The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. Readers of this Quarterly Report should refer to the audited financial statements of Inland Western Retail Real Estate Trust, Inc. for the fiscal year ended December 31, 2004, which are included in the Company's 2004 Annual Report, as certain footnote disclosures contained in such audited financial statements have been omitted from this Report.

(1)  Organization and Basis of Accounting

Inland Western Retail Real Estate Trust, Inc. (the "Company") was formed on March 5, 2003 to acquire and manage a diversified portfolio of real estate, primarily multi-tenant shopping centers and single-user net lease properties. The Advisory Agreement provides for Inland Western Retail Real Estate Advisory Services, Inc. (the "Business Manager/Advisor"), an affiliate of the Company, to be the Business Manager/Advisor to the Company. On September 15, 2003, the Company commenced an initial public offering (the "initial public offering") of up to 250,000,000 shares of common stock at $10 each and the issuance of 20,000,000 shares at $9.50 each which may be distributed pursuant to the Company's distribution reinvestment program (the "DRP"). Sales of shares for the initial public offering were completed on March 22, 2005. The Company filed a registration statement for an offering (the "second offering") which became effective on December 28, 2004 with the Securities and Exchange Commission for up to 250,000,000 shares of common stock at $10 each and up to 20,000,000 shares at $9.50 each pursuant to the DRP. Sales of shares in the second offering began in early January 2005.

The Company is qualified and has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, for federal income tax purposes commencing with the tax year ending December 31, 2003. Since the Company qualifies for taxation as a REIT, the Company generally will not be subject to federal income tax to the extent it distributes at least 90% of its REIT taxable income to its stockholders. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate tax rates. Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and federal income and excise taxes on its undistributed income.

The Company provides the following programs to facilitate investment in the Company's shares and to provide limited liquidity for stockholders:

The Company allows stockholders who purchase shares in the offerings to purchase additional shares from the Company by automatically reinvesting distributions through the DRP, subject to certain share ownership restrictions. Such purchases under the DRP are not subject to selling commissions or the marketing contribution and due diligence expense allowance, and are made at a price of $9.50 per share.

The Company will repurchase shares under the share repurchase program (the "SRP"), if requested, at least once quarterly on a first-come, first-served basis, subject to certain restrictions. Subject to funds being available, the Company will limit the number of shares repurchased during any calendar year to 5% of the weighted average number of shares outstanding during the prior calendar year. Funding for the SRP will come exclusively from proceeds that the Company receives from the sale of shares under the DRP and such other operating funds, if any, as the Company's board of directors, at its sole discretion, may reserve for this purpose. The board, at its sole discretion, may choose to terminate the SRP after the end of the offering period, or reduce the number of shares purchased under the program, if it determines that the funds allocated to the SRP are needed for other purposes, such as the acquisition, maintenance or repair of properties, or for use in making a declared distribution. A determination by the board to eliminate or reduce the SRP will require the unanimous affirmative vote of the independent directors.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The accompanying Consolidated Financial Statements include the accounts of the Company, as well as all wholly-owned subsidiaries and consolidated joint venture investments. Wholly-owned subsidiaries generally consist of limited liability companies ("LLCs") and limited partnerships ("LPs"). The effects of all significant intercompany transactions have been eliminated.

The Company consolidates certain property holding entities and other subsidiaries that it owns less than a 100% equity interest if the entity is a variable interest entity ("VIE") and the Company is the primary beneficiary (as defined in FASB Interpretation 46(R) Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51, as revised ("FIN 46(R)")). For joint ventures that are not VIEs of which the Company owns less than 100% of the equity interest, the Company consolidates the entity if it has the direct or indirect ability to make major decisions. Major decisions are defined in the respective joint venture agreements and generally include participating and protective rights such as decisions regarding major leases, encumbering the entities with debt and whether to dispose of the entities.

The Company has ownership interests ranging between 52% and 95% in the LLCs or LPs which own Gateway Village, Boulevard at the Capital Centre, Towson Circle, Reisterstown Road Plaza, Tollgate Marketplace, Chantilly Crossing, Gloucester Town Center, Home Depot Center, Home Depot Plaza, Century III Plaza and Southlake Town Square Building 3C. However, the Company shares equally in "major decisions" (as defined). These entities are considered VIEs as defined in FIN 46(R) and the Company is considered the primary beneficiary. Therefore, these entities are consolidated by the Company. All of the LLC or LP agreements contain put/call provisions which grant the right to the outside owners and the Company to require each LLC or LP to redeem the ownership interest of the outside owners during future periods. In instances where outside ownership interests are subject to put/call arrangements requiring settlement for fixed amounts, the LLC or LP is treated as a 100% owned subsidiary by the Company with the amount due the outside owner reflected as a financing and included within prepaid rental income and other liabilities in the accompanying Consolidate Financial Statements. Interest expense is recorded on such liabilities in amounts generally equal to the preferred returns due to the outside owners as provided in the LLC or LLP agreements.

The Company has a 60.9% ownership interest in, and is the controlling member of the LLC which owns Cardiff Hall East Apartments. The other members' interests in the property are reflected as minority interest in the accompanying Consolidated Financial Statements.

The Company has a 75% tenancy in common ownership in North Plaza Shopping Center. The other partners' interests in the property are reflected as minority interest in the accompanying Consolidated Financial Statements.

Cardiff Hall East Apartments and North Plaza Shopping Center are considered restricted assets. These assets are considered restricted because the Company's joint venture partner is exclusively entitled to the economic benefits of the assets.

Minority interest is adjusted for additional contributions and distributions to minority holders as well as the minority holders' share of the net earnings or losses of each respective entity.

(2)  Summary of Significant Accounting Policies

Rental income is recognized on a straight-line basis over the term of each lease. The difference between rental income earned on a straight-line basis and the cash rent due under the provisions of the lease agreements is recorded as deferred rent receivable and is included as a component of accounts and rents receivable in the accompanying Consolidated Balance Sheets.

The Company records lease termination income if there is a signed termination agreement, all of the conditions of the agreement have been met, and the tenant is no longer occupying the property. Upon early lease termination, the Company provides for losses related to unrecovered intangibles and other assets.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The Company considers all demand deposits, money market accounts and investments in certificates of deposit and repurchase agreements purchased with a maturity of three months or less, at the date of purchase, to be cash equivalents. The Company maintains its cash and cash equivalents at financial institutions. The combined account balances at one or more institutions periodically exceed the Federal Depository Insurance Corporation ("FDIC") insurance coverage and, as a result, there is a concentration of credit risk related to amounts on deposit in excess of FDIC insurance coverage. The Company believes that the risk is not significant, as the Company does not anticipate the financial institutions' non-performance.

The Company classifies its investment in securities in one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity securities are those securities in which the Company has the ability and intent to hold the security until maturity. All securities not included in trading or held-to-maturity are classified as available for sale. Investment in securities at June 30, 2005 consists of preferred and common stock investments and is classified as available-for-sale securities and is recorded at fair value. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of other comprehensive income until realized. Of the investment securities held on June 30, 2005 and December 31, 2004, the Company has accumulated other comprehensive income of $1,122 and $241, respectively. Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis. During the six months ended June 30, 2005 and 2004, the Company realized losses of $34 and $1,347, respectively, on the sale of shares. A decline in the market value of any available-for-sale security below cost that is deemed to be other than temporary, results in a reduction in the carrying amount to fair value. The impairment is charged to earnings and a new costs basis for the security is established. To determine whether an impairment is other than temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year end and forecasted performance of the investee. The Company has purchased a portion of its securities through a margin account. As of June 30, 2005, the Company has recorded a payable of $15,907 for securities purchased on margin. There was no payable related to margin securities as of December 31, 2004.

The Company allocates the purchase price of each acquired investment property between land, building and improvements, acquired above market and below market leases, in-place lease value, and any assumed financing that is determined to be above or below market terms. In addition, we allocate a portion of the purchase price to the value of the customer relationships, if any. The allocation of the purchase price is an area that requires judgment and significant estimates. The Company uses the information contained in the independent appraisal obtained at acquisition as the primary basis for the allocation to land and building and improvements. The Company determines whether any financing assumed is above or below market based upon comparison to similar financing terms for similar investment properties. The Company allocates a portion of the purchase price to the estimated acquired in-place lease costs based on estimated lease execution costs for similar leases as well as lost rent payments during assumed lease-up period when calculating as if vacant fair values. The Company considers various factors including geographic location and size of leased space. The Company also evaluates each acquired lease based upon current market rates at the acquisition date and considers various factors including geographical location, size and location of leased space within the investment property, tenant profile, and the credit risk of the tenant in determining whether the acquired lease is above or below market lease costs. After an acquired lease is determined to be above or below market, the Company allocates a portion of the purchase price to such above or below acquired lease costs based upon the present value of the difference between the contractual lease rate and the estimated market rate. For below market leases with fixed rate renewals, renewal periods are included in the calculation of below market in-place lease values. The determination of the discount rate used in the present value calculation is based upon the "risk free rate." This discount rate is a significant factor in determining the market valuation which requires the Company's judgment of subjective factors such as market knowledge, economics, demographics, location, visibility, age and physical condition of the property.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The application of the Financial Accounting Standards Board's Statement of Financial Accounting Standards ("SFAS") Nos. 141 and 142 resulted in the recognition upon acquisition of additional intangible assets and liabilities relating to real estate acquisitions during the three and six months ended June 30, 2005. The portion of the purchase price allocated to acquired above market lease costs and acquired below market lease costs are amortized on a straight line basis over the life of the related lease as an adjustment to rental income and over the respective renewal period for below market lease costs with fixed rate renewals. Amortization pertaining to the above market lease costs of $1,827 and $3,297 was applied as a reduction to rental income for the three and six months ended June 30, 2005. Amortization pertaining to the below market lease costs of $3,046 and $5,906 was applied as an increase to rental income for the three and six months ended June 30, 2005.

The portion of the purchase price allocated to acquired in-place lease intangibles is amortized on a straight line basis over the life of the related lease. The Company incurred amortization expense pertaining to acquired in-place lease intangibles of $9,042 and $16,858 for the three and six month periods ended June 30, 2005.

The portion of the purchase price allocated to customer relationship value is amortized on a straight line basis over the life of the related lease. The Company incurred amortization expense pertaining to customer relationship value of $64 and $119 for the three and six months ended June 30, 2005.

The following table presents the amortization during the next five years related to the acquired in-place lease intangibles, customer relationship value, acquired above market lease costs and the below market lease costs for properties owned at June 30, 2005.
	July 1, 2005 through December 31,
Amortization of:	2005	2006	2007	2008	2009	Thereafter

Acquired above
market lease costs	$(3,783)	(7,394)	(6,548)	(6,242)	(5,669)	(26,769)

Acquired below
market lease costs	6,304	11,885	10,802	9,667	8,769	77,980

Net rental income
increase	$2,521	4,491	4,254	3,425	3,100	51,211

Acquired in-place lease
intangibles	$20,025	40,050	40,050	39,996	38,725	186,594

Customer relationship value	$130	260	260	260	260	1,308

Depreciation expense is computed using the straight line method. Building and improvements are depreciated based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. Tenant improvements are depreciated on a straight line basis over the life of the related lease as a component of depreciation and amortization expense.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
 (A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

In accordance with SFAS No. 144, the Company performs a quarterly analysis to identify impairment indicators to ensure that the investment property's carrying value does not exceed its fair value. If an impairment indicator is present, the valuation analysis performed by the Company is based upon many factors which require difficult, complex or subjective judgments to be made. Such assumptions include projecting vacancy rates, rental rates, operating expenses, lease terms, tenant financial strength, economy, demographics, property location, capital expenditures and sales value among other assumptions to be made upon valuing each property. This valuation is sensitive to the actual results of any of these uncertain factors, either individually or taken as a whole. Based upon the Company's judgment, no impairment was warranted as of June 30, 2005 or December 31, 2004.

In conjunction with certain acquisitions, the Company receives payments under master lease agreements pertaining to certain non-revenue producing spaces either at the time of, or subsequent to the purchase of some of the Company's properties. Upon receipt of the payments, the receipts are recorded as a reduction in the purchase price of the related properties rather than as rental income. These master leases were established at the time of purchase in order to mitigate the potential negative effects of loss of rent and expense reimbursements. Master lease payments are received through a draw of funds escrowed at the time of purchase and may cover a period from three months to three years. These funds may be released to either the Company or the seller when certain leasing conditions are met. Restricted cash includes funds received by third party escrow agents from sellers pertaining to master lease agreements. The Company records the third party escrow funds as both an asset and a corresponding liability, until certain leasing conditions are met. These amounts are recorded as restricted cash and restricted cash liabilities on the Consolidated Balance Sheets.

Restricted escrows primarily consist of lenders' restricted escrows and funds restricted through joint ventures.

Notes receivable relate to real estate financing arrangements and bear interest at a market rate based on the borrower's credit quality and are recorded at face value. Interest is recognized over the life of the note. The Company requires collateral for the notes.

A note is considered impaired pursuant to SFAS No. 114, ("SFAS 114") Accounting by Creditors for Impairment of a Loan. Pursuant to SFAS 114, a note is impaired if it is probable that the Company will not collect all principal and interest contractually due. The impairment is measured based on the present value of expected future cash flows discounted at the note's effective interest rate. The Company does not accrue interest when a note is considered impaired. When ultimate collectibility of the principal balance of the impaired note is in doubt, all cash receipts on the impaired note are applied to reduce the principal amount of the note until the principal has been recovered and are recognized as interest income, thereafter.

The carrying amount of the Company's debt approximates fair value. The Company estimates the fair value of its mortgages payable by discounting the future cash flows of each instrument at rates currently offered to the Company for similar debt instruments of comparable maturities by the Company's lenders. The carrying amount of the Company's other financial instruments approximate fair value because of the relatively short maturity of these instruments.

Certain reclassifications have been made to the 2004 financial statements to conform to the 2005 presentation.

New Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29, ("SFAS 153"). The amendments made by SFAS 153 are based on the principle that exchanges of nonmonetary assets should be measured on the fair value of assets exchanged. It eliminates the exceptions for nonmonetary exchanges of similar productive assets and replaces it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. The statement is effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005. The Company does not believe that the adoption of SFAS 153 will have a material impact on its Consolidated Financial Statements.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

Emerging Issues Task Force ("EITF") Issue 04-5, Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights, was ratified by the FASB in June 2005. At issue is what rights held by the limited partner(s) preclude consolidation in circumstances in which the sole general partner would consolidate the limited partnership in accordance with U.S. generally accepted accounting principles. The assessment of limited partners' rights and their impact on the presumption of control of the limited partnership by the sole general partner should be made when an investor becomes the sole general partner and should be reassessed if (a) there is a change to the terms or in the exercisability of the rights of the limited partners, (b) the sole general partner increases or decreases its ownership of limited partnership interests, or (c) there is an increase or decrease in the number of outstanding limited partnership interests. This consensus applies to limited partnerships or similar entities, such as limited liability companies that have governing provisions that are the functional equivalent of a limited partnership. This Issue is effective no later than for fiscal years beginning after December 15, 2005 and as of June 29, 2005 for new or modified arrangements. The Company does not expect that it will be required to consolidate any of its current unconsolidated investments nor will this EITF have a material effect on its financial statements.

(3)  Transactions with Affiliates

The Business Manager/Advisor contributed $200 to the capital of the Company for which it received 20,000 shares of common stock.

As of June 30, 2005 and December 31, 2004, the Company had incurred $379,556 and $234,014 of offering costs for both the initial public offering and second offering, of which $283,906 and $175,509, respectively, was paid or accrued to affiliates. Pursuant to the terms of the offerings, the Business Manager/Advisor has guaranteed payment of all public offering expenses (excluding sales commissions and the marketing contribution and the due diligence expense allowance) in excess of 5.5% of the gross proceeds of the offering or all organization and offering expenses (including selling commissions) which together exceed 15% of gross proceeds. As of June 30, 2005 and December 31, 2004, offering costs did not exceed the 5.5% and 15% limitations. The Company anticipates that these costs will not exceed these limitations upon completion of the offerings.

The Business Manager/Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Business Manager/Advisor and its affiliates relating to the offerings. In addition, an affiliate of the Business Manager/Advisor is entitled to receive selling commissions, and the marketing contribution and due diligence expense allowance from the Company in connection with the offerings. Such offering costs are offset against the stockholders' equity accounts. Such costs totaled $283,906 and $175,509, of which $2,967 and $2,880 remained unpaid at June 30, 2005 and December 31, 2004, respectively.

The Business Manager/Advisor and its affiliates are entitled to reimbursement for general and administrative costs relating to the Company's administration. For the three and six month periods ended June 30, 2005, the Company incurred $1,049 and $2,030, respectively, of these costs. For the three and six month periods ended June 30, 2004, the Company incurred $371 and $637, respectively. Of these costs, $1,832 and $957 remained unpaid as of June 30, 2005 and December 31, 2004, respectively, and are included in due to affiliates on the Consolidated Balance Sheets.

An affiliate of the Business Manager/Advisor provides loan servicing to the Company for an annual fee. Such costs are included in general and administrative costs to affiliates. Prior to May 1, 2005, the agreement allowed for annual fees totaling .03% of the first $1 billion in mortgage balance outstanding and .01% of the remaining mortgage balances, payable monthly. Effective May 1, 2005, if the number of loans exceeds 100, a monthly fee will be charged in the amount of 190 dollars per month, per loan being serviced. If the amount of loans being serviced are less than 100, then the amount per month, per loan increases to 225 dollars. Such fees totaled $84 and $175 for the three and six months ended June 30, 2005 and $17 and $21 for the three and six months ended June 30, 2004, respectively. None remained unpaid as of June 30, 2005 or December 31, 2004.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The Company uses the services of an affiliate of the Business Manager/Advisor to facilitate the mortgage financing that the Company obtains on some of the properties purchased. The Company pays the affiliate .2% of the principal amount of each loan obtained on the Company's behalf. Such costs are capitalized as loan fees and amortized over the respective loan term. For the three and six months ended June 30, 2005, the Company paid loan fees totaling $1,811 and $2,712, respectively, to this affiliate. For the three and six months ended June 30, 2004, the Company paid loan fees totaling $754 and $1,122, respectively, to this affiliate. No amounts remained unpaid as of June 30, 2005 or December 31, 2004.

The Company may pay an advisor asset management fee of not more than 1% of the average assets. Average asset value is defined as the average of the total book value, including acquired intangibles, of the Company's real estate assets plus the Company's loans receivable secured by real estate, before reserves for depreciation, reserves for bad debt or other similar non-cash reserves. The Company computes the average assets by taking the average of these values at the end of each month for which the fee is being calculated. The fee is payable quarterly in an amount equal to 1/4 of 1% of the Company's average assets as of the last day of the immediately preceding quarter. For any year in which the Company qualifies as a REIT, the advisor must reimburse the Company for the following amounts if any: (1) the amounts by which total operating expenses, the sum of the advisor asset management fee plus other operating expenses, paid during the previous fiscal year exceed the greater of: (i) 2% of average assets for that fiscal year, or (ii) 25% of net income for that fiscal year; plus (2) an amount, which will not exceed the advisor asset management fee for that year, equal to any difference between the total amount of distributions to stockholders for that year and the 6% minimum annual return on the net investment of stockholders. The Company neither paid nor accrued such fees for the three and six months ended June 30, 2004 because the Business Manager/Advisor agreed to forego such fees. The Company accrued fees totaling $4,000 and $4,925 for the three and six months ended June 30, 2005, all of which remained unpaid as of that date. The Business Manager/Advisor agreed to forego any additional fees for these time periods.

The property managers, entities owned principally by individuals who are affiliates of the Business Manager/Advisor, are entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services. The Company incurred property management fees of $4,614 and $8,297 for the three and six months ended June 30, 2005 and $741 and $1,154 for the three and six months ended June 30, 2004, respectively. None remained unpaid as of June 30, 2005 or December 31, 2004.

The Company established a discount stock purchase policy for affiliates of the Company and the Business Manager/Advisor that enables the affiliates to purchase shares of common stock at a discount at either $8.95 or $9.50 per share depending on when the shares are purchased. The Company sold 84,073 and 151,211 shares of common stock to affiliates and recognized an expense related to these discounts of $74 and $116 for the three and six months ended June 30, 2005 and sold 70,933 and 510,839 shares of common stock to affiliates and recognized an expense related to these discounts of $36 and $336 for the three and six months ended June 30, 2004, respectively.

As of December 31, 2004, the Company was due funds from affiliates for costs paid by the Company on their behalf in the amount of $654. No funds were due from affiliates as of June 30, 2005.

During 2004, the sponsor advanced funds to the Company for a portion of distributions paid to the Company's shareholders until funds available for distributions were sufficient to cover the distributions. The sponsor forgave $2,369 of these amounts during the second quarter of 2004 and these funds were no longer due and were recorded as a contribution to capital in the accompanying Consolidated Financial Statements. As of June 30, 2005 and December 31, 2004, the Company owed funds to the sponsor in the amount of $1,523 and $3,523, respectively, for repayment of the funds advanced for payment of distributions for 2004. The unpaid balance as of June 30, 2005 of $1,523 was repaid in full in July 2005. No funds have been advanced during 2005.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

(4)  Stock Option Plan

The Company has adopted an Independent Director Stock Option Plan (the "Plan") which, subject to certain conditions, provides for the grant to each independent director of an option to acquire 3,000 shares following their becoming a director and for the grant of additional options to acquire 500 shares on the date of each annual stockholders' meeting. The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The subsequent options will be exercisable on the second anniversary of the date of grant. The initial options will be exercisable at $8.95 per share. The subsequent options will be exercisable at the fair market value of a share on the last business day preceding the annual meeting of stockholders as determined under the Plan. During the six months ended June 30, 2005, the Company issued 2,500 new options. As of June 30, 2005 and December 31, 2004, there had been a total of 20,000 and 17,500 options issued, of which none had been exercised or expired.

The Company calculates the per share weighted average fair value of options granted on the date of the grant using the Black Scholes option-pricing model utilizing certain assumptions regarding the expected dividend yield, risk free interest rate, expected life and expected volatility rate. During the three and six months ended June 30, 2005, the Company recorded $1 and $2, respectively, of expense related to stock options. During the three and six months ended June 30, 2004, the Company also recorded $1 and $2, respectively, of expense related to stock options.

(5) Leases

Master Lease Agreements

In conjunction with certain acquisitions, the Company receives payments under master lease agreements pertaining to certain non-revenue producing spaces at the time of purchase for periods ranging from three months to three years after the date of purchase or until the spaces are leased. As these payments are received, they are recorded as a reduction in the purchase price of the respective property rather than as rental income. The cumulative amount of such payments was $7,069 and $3,025 as of June 30, 2005 and December 31, 2004, respectively.

Operating Leases

Minimum lease payments to be received under operating leases, excluding rental income under master lease agreements and assuming no expiring leases are renewed, are as follows:

	Minimum Lease
	Payments
2005	$351,331	*
2006	388,817
2007	378,349
2008	363,878
2009	338,555
Thereafter	2,344,223
Total	$4,165,153

* For the twelve month period from January 1, 2005 through December 31, 2005.

The remaining lease terms range from one year to 55 years. Pursuant to the lease agreements, tenants of the property are required to reimburse the Company for a portion or their entire pro rata share of the real estate taxes, operating expenses and management fees of the properties. Such amounts are included in tenant recovery income.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

Ground Leases

The Company leases land under noncancelable operating leases at certain of the properties expiring in various years from 2028 to 2096. For the three and six months ended June 30, 2005, ground lease rent was $1,843 and $3,301, respectively. No ground lease payments were required to be made during the three and six months ended June 30, 2004. Minimum future rental payments to be paid under the ground leases are as follows:

	Minimum Lease
	Payments
2005	$4,217	*
2006	4,828
2007	4,943
2008	4,986
2009	5,162
Thereafter	456,325
Total	$480,461

* For the twelve month period from January 1, 2005 through December 31, 2005.

(6) Notes Receivable

The notes receivable balance of $136,000 as of June 30, 2005 consisted of five installment notes and two construction loans.

The installment notes have interest rates ranging from 5.00% to 7.56% and mature on dates ranging from July 15, 2005 to December 21, 2007. Interest only is due on all notes. All installment notes are secured by either a first mortgage on retail real estate or cash held in a restricted account. The outstanding balance on these installment notes was $93,277 as of June 30, 2005. The note maturing on July 15, 2005 was paid of in full on that date, at which time the Company purchased the corresponding property.

The construction loans have interest rates of 7.48% and 8.50% and mature in May 2007 and October 2007. The loans are secured by first mortgages on the properties. The loans can be funded to up to a total of approximately $129,150, of which the outstanding balance was $42,723 as of June 30, 2005.

(7) Mortgages and Note Payable

Mortgages Payable

Mortgage loans outstanding as of June 30, 2005 were $2,867,747 and had a weighted average interest rate of 4.72%. Of this amount, $2,742,549 had fixed rates ranging from 3.96% to 8.02% and a weighted average fixed rate of 4.74% at June 30, 2005. The rate of 8.02% represented the interest rate on the mortgage for Cardiff Hall East (Cardiff), a consolidated joint venture investment. Excluding the Cardiff mortgage, the highest fixed rate on our mortgage debt was 7.48%. The remaining $125,198 represented variable rate loans with a weighted average interest rate of 4.35% at June 30, 2005. Properties with a net carrying value of $4,593,396 at June 30, 2005 and related tenant leases are pledged as collateral. As of June 30, 2005, scheduled maturities for the Company's outstanding mortgage indebtedness had various due dates through December 2035.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The following table shows the mortgage debt maturing during the next five years:
	2005	2006	2007	2008	2009	Thereafter
Maturing debt
Fixed rate debt	770	1,632	58,612	58,304	966,393	1,656,838
Variable rate debt	-	-	-	-	125,198	-

The debt is cross-collateralized among properties in connection with the financings of: Heritage Towne Crossing and Eckerd Drug Stores in Norman and Edmond, OK; the Eckerd Drug Stores in Crossville, TN, Columbia and Greer, SC, and Kill Devil Hills, NC; the Academy Sports stores in Houma, LA, and Port Arthur, Midland and San Antonio, TX; Shaw's Supermarket and Shops at Park Place; Five Forks and Blockbuster at Five Forks; Brown's Lane, Edwards Megaplex - Ontario and Massillon Village; Edwards Megaplex - Fresno and Cuyahoga Falls and Fairgrounds Plaza and another one of the seller's properties located in Norwalk, CT which the Company currently does not intend to acquire.

Notes Payable

As part of the Plaza Santa Fe II loan assumption, a promissory note with a principal amount approximating $414 was executed between the Company and the seller for the total amount that the seller had paid into escrows under the loan agreement as of the acquisition date. The note bears interest at the rate of prime less 3.00%, payable to the seller upon maturity of the note in 2006. The seller also agreed to fund the Company's monthly required payments into this escrow for a period of two years. Each monthly payment funded by the seller increases the principal balance of the note payable. The outstanding note payable balance at June 30, 2005 is approximately $712.

Margin Payable

The Company has purchased a portion of its securities through a margin account. As of June 30, 2005, the Company has recorded a payable of $15,907 for securities purchased on margin. There was no payable related to margin securities as of December 31, 2004. This debt bears variable interest rates ranging between the London InterBank Offered Rate ("LIBOR") plus 25 basis points and LIBOR plus 50 basis points. At June 30, 2005, these rates were equal to a range between 3.59% and 3.84%.

(8)  Line of Credit

The Company has an unsecured line of credit facility with a bank for up to $100,000 with an optional unsecured borrowing capacity of $150,000, for a total unsecured borrowing capacity of $250,000. The facility has an initial term of one year with two one-year extension options, with an annual variable interest rate. The funds from this line of credit may be used to provide liquidity from the time a property is purchased until permanent debt is placed on that property. The line of credit requires interest only payments monthly at the rate equal to LIBOR plus up to 190 basis points depending on the Company's leverage ratio. LIBOR ranged from 2.87% to 3.34% during the quarter ended June 30, 2005. The Company is also required to pay, on a quarterly basis, an amount ranging from .15% to .25%, per annum, on the average daily undrawn funds under this line. The line of credit requires compliance with certain covenants, such as debt service ratios, minimum net worth requirements, distribution limitations and investment restrictions. As of June 30, 2005, the Company was in compliance with such covenants. There was no outstanding balance on the line as of June 30, 2005.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

(9)  Investment in Unconsolidated Joint Ventures

The following table summarizes the Company's investments in unconsolidated joint ventures:
		Date of	Ownership Interest at	Investment in Joint Venture at
Property	Location	Investment	June 30, 2005	June 30, 2005
Courthouse Square Apartments	Towson, MD	08/11/04	36.50%	$5,283
The Power Plant	Baltimore, MD	11/05/04	50.00%	$17,133
Pier IV	Baltimore, MD	11/05/04	66.67%	$18,938
Louisville Galleria	Louisville, KY	12/29/04	47.10%	$28,579

These investments are accounted for utilizing the equity method of accounting. Under the equity method of accounting, the net equity investment of the Company is reflected on the Consolidated Balance Sheets and the Consolidated Statements of Operations includes the Company's share of net income or loss from the unconsolidated entity.

These investments are considered restricted. They are considered restricted because the Company's joint venture partner is entitled to all of the economic benefits of the investments. For the three and six months ended June 30, 2005, all equity in earnings of unconsolidated entities was allocated to the Company's joint venture partners in accordance with the joint venture operating agreements.

(10)  Segment Reporting

The Company owns and seeks to acquire multi-tenant shopping centers and single-user net lease properties primarily in the western United States. The Company's shopping centers are typically anchored by credit tenants, discount retailers, home improvement retailers, grocery and drugstores complemented with additional stores providing a wide range of other goods and services to shoppers.

The Company assesses and measures operating results of its properties based on net property operations. The Company's investment properties are considered one operating segment. Management internally evaluates the operating performance of the properties as a whole and does not differentiate properties by geography, size or type.

Net property operations are summarized in the following table for the six months ended June 30, 2005 and 2004, along with a reconciliation to net income.
	Six months ended	Six months ended
	June 30, 2005	June 30, 2004
Property rental income and additional property income	$203,902	$28,980
Total property operating expenses	(52,748)	(6,664)
Interest expense	(52,763)	(7,011)
Net property operations	98,391	15,305
Other income (expense)	7,648	(874)
Less non-property expenses:
General and administrative expenses	(4,813)	(1,856)
Advisor asset management fee	(4,925)	-
Depreciation and amortization	(77,414)	(10,428)
Minority interests	373	-
Equity in earnings (losses) of unconsolidated entities	(683)	-
Net income	$18,577	$2,147

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
 (A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The following table summarizes property asset information as of June 30, 2005 and December 31, 2004.
	June 30, 2005	December 31, 2004
Total assets:
Rental real estate	$5,796,282	$3,601,513
Non-segment assets	584,984	354,303

	$6,381,266	$3,955,816

The Company does not derive any of its consolidated revenue from foreign countries and does not have any major customers that individually account for 10% or more of the Company's consolidated revenues.

(11)  Earnings per Share

Basic earnings per share ("EPS") are computed by dividing income by the weighted average number of common shares outstanding for the period (the "common shares"). Diluted EPS is computed by dividing net income by the common shares plus shares issuable upon exercising options or other contracts. As of June 30, 2005 and 2004, options to purchase 20,000 and 15,000 shares of common stock, respectively, at an exercise price of $8.95 per share were outstanding. These options were not included in the computation of basic or diluted EPS as the effect would be immaterial.

The basic and diluted weighted average number of common shares outstanding was 321,169,565 and 286,142,048 for the three and six months ended June 30, 2005 and 59,688,094 and 48,805,229 for the three and six months ended June 30, 2004, respectively.

(12)  Commitments and Contingencies

The Company has acquired several properties which have earnout components, meaning the Company did not pay for portions of these properties that were not rent producing. The Company is obligated, under certain agreements, to pay for those portions when the tenant moves into its space and begins to pay rent. The earnout payments are based on a predetermined formula. Each earnout agreement has a time limit regarding the obligation to pay any additional monies. The time limits generally range from one to three years. If at the end of the time period allowed certain space has not been leased and occupied, the Company will own that space without any further payment obligation to the seller. Based on pro-forma leasing rates, the Company may pay as much as $161,018 in the future as retail space covered by earnout agreements is occupied and becomes rent producing.

The Company has entered into five installment note agreements and two construction loan agreements in which the Company has committed to fund up to a total of $226,977. Each loan requires monthly interest payments with the entire principal balance due at maturity. The combined receivable balance at June 30, 2005 was $136,000. Therefore, the Company may be required to fund up to an additional $90,977 on these loans.

The Company has obtained ten irrevocable letters of credit related to loan fundings against earnout spaces at certain properties. Once the Company purchases the remaining portion of these properties and meet certain occupancy requirements, the letters of credit will be released. The balance of outstanding letters of credit at June 30, 2005 was $41,144.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
 (A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The Company has entered into interest rate lock agreements with various lenders to secure interest rates on mortgage debt on properties the Company currently owns or plans to purchase in the future. The Company has outstanding rate lock deposits in the amount of $15,710 as of June 30, 2005 which are applied as credits to the mortgage fundings as they occur. These agreements lock interest rates from 4.58% to 5.30% for periods from 60 days to 90 days on approximately $1,111,000 in principal.

The Company is currently considering acquiring 22 properties for an estimated aggregate purchase price of $454,000. The Company's decision to acquire each property will generally depend upon no material adverse change occurring relating to the property, the tenants or in the local economic conditions and the Company's receipt of satisfactory due diligence information including appraisals, environmental reports and lease information prior to purchasing the property.

(13)  Subsequent Events

The Company issued 23,415,448 shares of common stock (including shares issued through the DRP) and repurchased 110,502 shares of common stock from July 1 through July 29, 2005, resulting in gross proceeds of approximately $233,000.

The Company paid distributions of $18,074 to its stockholders in July 2005.

The Company acquired the following properties during the period July 1 to July 29, 2005. The respective acquisitions are detailed in the table below.
Date		Year	Approximate Purchase Price	Gross Leasable Area
Acquired	Property	Built	($)	(Sq. Ft.)	Major Tenants

07/01/05	Mission Crossing	2003/	15,766	149,512	Gold's Gym
	San Antonio, TX	2005			Big Lots
					Goodwill Industries

07/01/05	Southpark Meadows	2004	20,969	252,394	Wal-Mart
	Austin, TX				Petsmart

07/08/05	Wild Oats Marketplace	2000	13,580	48,000	Wild Oats Marketplace
	Hinsdale, IL

07/08/05	Petsmart Distribution Center	2004/	42,761	1,000,350	Petsmart
	Ottawa, IL	2005

07/15/05	Diebold Warehouse	2005	12,272	158,652	Diebold, Inc.
	Akron, OH

07/15/05	Pacheco Pass	2005	25,021	99,356	Best Buy
	Gilroy, CA				Linen's N Things

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
 (A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

Date		Year	Approximate Purchase Price	Gross Leasable Area
Acquired	Property	Built	($)	(Sq. Ft.)	Major Tenants

07/19/05	Gardiner Manor Mall	1999	65,227	220,716	King Kullen Supermarkets
	Bay Shore, NY				Linens 'N Things
					Old Navy
					Staples
					Michaels

07/19/05	Bed, Bath & Beyond Plaza	2000 -	16,640	61,639	Bed, Bath & Beyond
	Westbury, NY	2002

07/19/05	Crown Palace Theater	2000	17,033	74,170	Crown Theater
	Hartford, CT

07/19/05	Wilton Square	2000 -	47,161	438,097	Home Depot
	Saratoga Springs, NY	2001			Target
					Price Chopper

07/19/05	Mid-Hudson Center	1999	42,637	246,366	Home Depot
	Poughkeepsie, NY				Stop & Shop

07/29/05	Computershare Shareholder Services Canton, MA	2000	68,777	185,171	Computershare Shareholder Services

07/29/05	The Orchard - Kohl's New Hartford, NY	2004-2005	6,280	88,407	Kohl's

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
 (A Maryland Corporation)

Notes to Consolidated Financial Statements
(continued)
(Dollar amounts in thousands, except per share amounts)

The mortgage debt obtained during the period July 1 to July 29, 2005 are detailed in the table below.
Date			Maturity	Principal Borrowed
Funded	Mortgage Payable	Annual Interest Rate	Date	($)

07/07/05	Fisher Scientific	5.13%	08/01/25	8,260
	Kalamazoo, MI

07/07/05	New Forest Crossing	4.75%	08/01/10	10,797
	Houston, TX	(5.42%)*

07/08/05	West Town Market	5.00%	07/11/10	6,048
	Fort Mill, SC

07/11/05	University Square	4.78%	07/11/10	29,965
	University Heights, OH

07/19/05	Acquisition Portfolio **	LIBOR + .76	08/01/07	232,408
	Various locations

07/21/05	Mission Crossing	5.02%	08/01/10	13,630
	San Antonio, TX

 * The interest rate will increase to 5.42% after 09/01/07.

** Ten properties were financed under a single note. Together, the ten properties secure the note.

The Company is obligated under earnout agreements to pay for certain tenant space in its existing properties after the tenant moves into its space and begins paying rent. During the period from July 1 to July 29, 2005, the Company funded earnouts totaling $7,559 at three of its existing properties.

On July 7, 2005, the Company repaid its sponsor $1,523 representing the remaining unpaid balance of amounts which the sponsor had advanced the Company for payment of distributions in 2004.

During the period from July 1 to July 29, 2005, the Company funded a total of $16,398 on one new installment note, one outstanding installment note and one outstanding construction loan.

On July 15, 2005, the Company received payment in full on one of its outstanding notes receivable in the amount of $22,238. On this date, the Company purchased the corresponding property.

On July 26, 2005, the Company received $1,000 representing a contract breakage fee associated with a potential purchase. The Company will record the breakage fee, less applicable deferred acquisition costs, as other income during the third quarter of 2005.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
June 30, 2005
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties and the issuance of the notes receivable had occurred on June 30, 2005.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 2005, nor does it purport to represent our future financial position. No pro forma adjustments have been made for any potential property acquisitions identified as of September 8, 2005. The Company does not consider these properties as probable under Rule 3-14 of Regulation S-X as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of September 8, 2005. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
June 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)
	Historical	Pro Forma
	(A)	Adjustments	Pro Forma
Assets

Net investment properties (B)	$5,092,056	812,068	5,904,124
Cash and cash equivalents	371,041	101,200	472,241
Restricted cash	69,666	-	69,666
Restricted escrows	48,677	-	48,677
Investment in marketable securities and treasury contracts	58,666	-	58,666
Investment in unconsolidated joint ventures	69,933	-	69,933
Accounts and rents receivable (net of allowance)	43,259	-	43,259
Due from affiliates	-	-	-
Notes receivable	136,000	(14,298)	121,702
Acquired in-place lease intangibles and customer relationship value (net of accumulated amortization) (B) (D)	367,918	70,052	437,970
Acquired above market lease intangibles (net of accumulated amortization) (B) (D)	56,405	1,148	57,553
Loan fees, leasing fees and loan fee deposits (net of accumulated amortization) (G)	37,344	(1,889)	35,455
Other assets (G)	30,301	(19,513)	10,788

Total assets	$6,381,266	948,768	7,330,034

Liabilities and Stockholders' Equity

Mortgage and notes payable (B) (E)	2,884,366	466,605	3,350,971
Accounts payable	4,452	-	4,452
Accrued offering costs due to affiliates	2,967	-	2,967
Accrued offering costs due to non-affiliates	92	-	92
Accrued interest payable	8,821	-	8,821
Tenant improvements payable	6,377	-	6,377
Accrued real estate taxes	21,518	-	21,518
Distributions payable	18,074	-	18,074
Security deposits	5,103	-	5,103
Prepaid rental income and other liabilities	41,170	-	41,170
Advances from sponsor	1,523	-	1,523
Acquired below market lease intangibles (net of accumulated amortization) (B) (D)	125,407	3,451	128,858
Restricted cash liability	69,666	-	69,666
Due to affiliates	6,757	-	6,757

Total liabilities	3,196,293	470,056	3,666,349

Minority interests	120,174	-	120,174

Common stock (C)	357	54	411
Additional paid-in capital (net of offering costs) (C)	3,189,470	478,658	3,668,128
Accumulated distributions in excess of net income (F)	(126,150)	-	(126,150)
Accumulated other comprehensive income	1,122	-	1,122

Total stockholders' equity	3,064,799	478,712	3,543,511

Total liabilities and stockholders' equity	$6,381,266	948,768	7,330,034

See accompanying notes to pro forma consolidated balance sheet.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
June 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

  The historical column represents our Consolidated Balance Sheet as of June 30, 2005 as filed with the Securities Exchange Commission on Form 10-Q. As of June 30, 2005, the Company had sold 349,852,101 shares to the public and 7,748,882 shares had been issued pursuant to the Company's distribution reinvestment program. In addition, the company had repurchased 411,708 shares pursuant to the Company's share repurchase program. As a result, the Company received $3,567,703 of gross offering proceeds. In addition, the Company received the Advisor's capital contribution of $200 for which the Advisor was issued 20,000 shares.

  The pro forma adjustments reflect the acquisition of the following properties or earnout components. The Company is obligated under earnout agreements to pay for certain tenant space in its existing properties after the tenant moves into its space and begins paying rent. The mortgages payable represent mortgages either obtained from a third party, or mortgages assumed as part of the acquisition. No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant.

	Acquisition	Mortgage
	Price	Payable

Purchases
Southpark Meadows	$20,969	$-
Mission Crossing	15,766	13,630
Wild Oats Marketplace	13,580	-
PetsMart Distribution Center	42,762	-
Diebold Warehouse	12,272	-
Pacheco Pass	25,021	-
Gardiner Manor Mall	65,227	38,484
Bed, Bath & Beyond Plaza - Westbury	16,640	9,818
Crown Theater	17,033	10,050
Wilton Square	47,161	27,825
Mid Hudson Center	42,637	25,156
Computershare Shareholder Services Building	68,777	44,500
The Orchard - Kohl's	6,280	-
Raytheon Building	20,069	-
Eckerds - Punxsutawney	5,607	-
Eckerds - Hellertown	5,781	-
Eckerds - Lebanon	5,621	-
Stonebridge Plaza	7,251	-
Rasmussen College	5,175	-
Hartford Fire Insurance Building	16,294	-
Lowe's Plaza	23,333	-
Citizens Property Insurance Building	10,165	-
The Orchard	15,122	-
Sprint Data Center	95,700	52,800
Lincoln Plaza	52,836	-
Mountain View	17,000	-
Quakertown Shopping Center	12,665	-
Great Southwest Crossing	16,300	9,145
Golfsmith	4,500	-

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
June 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)
	Acquisition	Mortgage
	Price	Payable

Ridge Tool Distribution Center	7,700	4,543
Montecito Crossing	51,414	-
Shops on Lake Avenue	46,845	30,622
Greenwich Center	38,452	-

Earnouts
Southlake Town Square	1,882	-
The Gateway	2,484	-
Northwoods Center	3,787	-
Newnan Crossing II	2,373	-
Trenton Crossing	483	-
Pleasant Run Towne Crossing	2,493	-
Mission Crossing	507	-
Gateway Station	663	-
Denton Crossing	3,190	-
Low Country Village	10,000	-

Total	$879,817	$266,573

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
June 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

Allocation of net investments in properties:
Land	$177,813
Building and improvements	634,255
Acquired in-place lease intangibles and customer relationship value	70,052
Acquired above market lease intangibles	1,148
Acquired below market lease intangibles	(3,451)
Total	$879,817

  Additional offering proceeds of $543,987, net of additional offering costs of $65,275 are reflected as received as of June 30, 2005, prior to the purchase of the properties and are limited to offering proceeds necessary to acquire the properties and offering proceeds actually received as of September 8, 2005. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

  Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant as well as the value associated with customer relationships. The value of the acquired leases and customer relationship values will be amortized over the lease term.

  Additional mortgages payable of $466,605, reflected as funded as of June 30, 2005, includes $266,573 of mortgages payable obtained subsequent to the acquisition of the properties described in (B) and $200,032 of new financing placed on previously acquired properties.

  No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

  Change in loan fees, leasing fees and loan fee deposits of $1,889 represents prepaid loan fees applied to mortgage payables obtained as described in (E). Change in other assets of $19,513 represents advance purchase deposits on properties purchased as described in (B).

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2005
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2004 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of September 8, 2005. The Company does not consider these property acquisitions as probable under Rule 3-14 of Regulation S-X as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of September 8, 2005. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties. No pro forma adjustments were made for Hobby Lobby - Concord, Stanley Works, Academy Sports - San Antonio, CVS Pharmacy - Jacksonville, Vail Ranch, Eckerd - Colesville, Wickes Furniture - Naperville, PETsMART Distribution Center, Diebold Warehouse, Hartford Fire Insurance Building, Lowe's Plaza, Citizens Property Insurance Building, Rasmussen College, Ridge Tool Distribution Center or any new earnout components as the properties and earnout components were completed in 2005 and there were no significant operations prior to the Company's acquisition. No pro forma adjustments were made related to the Company's notes receivable as there were no significant operations prior to the Company's funding of the notes receivable.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 2005, nor does it purport to represent our future results of operations.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2005 (unaudited)
(Dollar amounts in thousands, except per share amounts)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income	$166,501	68,194	234,695
Tenant recovery income	35,469	18,386	53,855
Other property income	1,932	-	1,932

Total income	203,902	86,580	290,482

General and administrative expenses	4,813	-	4,813
Advisor asset management fee (C)	4,925	-	4,925
Property operating expenses (F)	52,748	25,358	78,106
Depreciation and amortization (D)	77,414	31,726	109,140

Total expenses	139,900	57,084	196,984

Operating income	64,002	29,496	93,498

Other income	7,648	-	7,648
Interest expense (G)	(52,763)	(21,895)	(74,658)
Minority interests	373	-	373
Equity in earnings (losses) of unconsolidated entities	(683)	-	(683)

Net income (loss)	$18,577	7,601	26,178

Other comprehensive income:
Unrealized gain on investment securities	881	-	881

Comprehensive income (loss)	$19,458	7,601	27,059

Weighted average number of shares of common stock outstanding, basic and diluted (E)	286,142,048		329,718,079

Net income (loss) per share, basic and diluted (E)	.06		.08

See accompanying notes to pro forma consolidated statement of operations.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

  The historical information represents the historical statement of operations of the Company for the period from January 1, 2005 to June 30, 2005 as filed with the Securities Exchange Commission on Form 10-Q.
  Total pro forma adjustments for acquisitions consummated as of September 8, 2005 are as though the properties were acquired January 1, 2004.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$68,425	(231)	68,194
Tenant recovery income	18,386	-	18,386

Total income	86,811	(231)	86,580

Property operating expenses	21,474	3,884	25,358
Depreciation and amortization	-	31,726	31,726
Interest expense	-	21,895	21,895

Total expenses	21,474	57,505	78,979

Net income (loss)	$65,337	(57,736)	7,601

  Unaudited combined gross income and direct operating expenses from January 1, 2005 through the date of acquisition based on information provided by the Seller for the following properties:

Fairgrounds Plaza, Midtown Center, Magnolia Square, Cottage Plaza, Village of Quail Springs, Holliday Towne Center, Trenton Crossing, Southgate Plaza, Stateline Station, High Ridge Crossing, Four Peaks Plaza, Lake Forest Crossing, The Brickyard, Greensburg Commons, Grapevine Crossing, Bear Creek, Bison Hollow, Massillon Village, Brown's Lane, Commons at Temecula, Boulevard Plaza, Cuyahoga Falls Market Center, Page Field Commons, University Square, Crossroads Plaza, Commons at Royal Palm, Boston Commons, Shops on Lake Avenue, Clearlake Shores, The Gateway, Lakepointe Towne Crossing, Ashland & Roosevelt, Cornerstone Plaza, Maple Tree Place, Golfland Center, Gardiner Manor Mall, Century III Plaza, Mid-Hudson Center, Wilton Square, Home Depot Plaza, Home Depot Center, Crown Palace Theater, Bed Bath & Beyond Plaza, Greenwich Center, Chantilly Crossing, Gloucester Town Center, Montecito Crossing, The Shops at 5, Beachway Plaza, Galvez Shopping Center, Southwest Crossing, West Town Market, New Forest Crossing, Shoppes at Warner Robins, Southpark Meadows, Mission Crossing, Pacheco Pass, Quakertown Shopping Center, Stonebridge Plaza, The Orchard, Lincoln Plaza, Mountain View and Great Southwest Crossing.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

Gross rental income from January 1, 2005 through the date of acquisition based on information provided by tenant net leases for the following properties:

Maytag Distribution Center, American Express - Markham, CarMax - San Antonio, American Express - Salt Lake City, Blockbuster at Five Forks, CVS Pharmacy - Montevallo, Cinemark Seven Bridges, CVS Pharmacy - Saginaw, Walgreens - Northwoods, Walgreens - West Allis, Publix Supermarket - Mountain Brook, Circuit City Corporate Headquarters, CVS Pharmacy - Moore, Hewitt Associates Corporate Headquarters, Eckerd - Atlanta, CVS Pharmacy - Lawton, Edwards Multiplex - Ontario, Edward Multiplex - Fresno, CVS Pharmacy - Burleson, Fisher Scientific, Kaiser Foundation Hopsital, CVS Pharmacy - Oklahoma City, Eckerds - Chattanooga, Wild Oaks Marketplace, Computershare Shareholder Services, Raytheon Building, Eckerds - Punxsutawney, Eckerds - Hellertown, Eckerds - Lebanon, Sprint Data Center and Golfsmith.

  No pro forma adjustment has been made related to the advisor asset management fee as it is assumed that a greater fee would not have been paid as a result of these additional properties.

  Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

  The pro forma weighted average shares of common stock outstanding for the six months ended June 30, 2005 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.

  The pro forma adjustments relating to interest expense were based on the following debt terms:
	Principal	Interest	Maturity
	Balance	Rate	Date

American Express - Markham, Ontario	25,380	4.2675%	02/15
American Express - Salt Lake City	30,149	4.2975%	04/15
Ashland & Roosevelt (1)	1,889	7.480%	02/22
Ashland & Roosevelt (2)	13,128	5.130%	07/10
Beachway Plaza	10,235	4.880%	07/10
Bear Creek	11,450	5.000%	06/10
Bed, Bath, & Beyond Plaza - Westbury	9,818	LIBOR + .76	08/07
Bison Hollow	10,774	4.560%	06/10
Blockbuster at Five Forks	825	4.815%	02/10
Boston Commons	9,880	5.360%	06/14
Boulevard Plaza	6,300	4.780%	06/10
Brown's Lane	6,284	4.668%	06/10
CarMax - San Antonio	8,030	4.690%	05/10
Century III Plaza	25,313	LIBOR + .76	08/07
Chantilly Crossing	15,675	4.700%	07/10
Cinemark Seven Bridges	7,800	4.690%	06/10

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)
	Principal	Interest	Maturity
	Balance	Rate	Date

Circuit City Corporate Headquarters	31,270	5.105%	07/10
Clearlake Shores	6,683	4.720%	07/10
Commons at Royal Palm	14,472	6.877%	11/12
Commons at Temecula	29,623	4.580%	06/10
Computershare Shareholder Services	44,500	5.340%	10/10
Cornerstone Plaza	8,400	4.830%	06/10
Cottage Plaza	13,025	4.600%	04/10
Crossroads Plaza	4,977	5.441%	01/15
Crown Theater	10,050	LIBOR + .76	08/07
Cuyahoga Falls Market Center	8,285	4.668%	06/10
CVS Pharmacy - Burleson	2,193	4.668%	09/10
CVS Pharmacy - Lawton	1,566	4.668%	09/10
CVS Pharmacy - Montevallo	1,685	4.690%	05/10
CVS Pharmacy - Moore	1,901	4.600%	09/10
CVS Pharmacy - Oklahoma City	2,429	4.668%	09/10
CVS Pharmacy - Saginaw	2,460	4.600%	09/10
Eckerds - Atlanta	1,224	4.600%	09/10
Eckerds - Chattanooga	1,628	4.600%	09/10
Edwards Multiplex - Fresno	19,730	4.818%	06/10
Edwards Multiplex - Ontario	27,875	4.818%	06/10
Fairgrounds Plaza	15,941	5.690%	01/33
Fisher Scientific	8,260	5.130%	08/25
Four Peaks Plaza	17,072	4.815%	04/10
Galvez Shopping Center	4,470	4.668%	07/10
Gardiner Manor Mall	38,484	LIBOR + .76	08/07
Gloucester Town Center	11,975	5.130%	07/10
Golfland Plaza	8,206	LIBOR + .76	08/07
Grapevine Crossing	12,815	4.590%	07/10
Great Southwest Crossing	9,145	6.300%	08/13
Greensburg Commons	14,200	LIBOR + 1.55	05/09
Hewitt Associates Corporate Headquarters	129,800	5.040%	06/30
High Ridge Crossing	7,439	4.815%	06/10
Holliday Town Center	8,050	5.180%	03/10
Home Depot Center	10,446	LIBOR + .76	08/07
Home Depot Plaza	16,734	LIBOR + .76	08/07
Kaiser Foundation Hospital	32,670	4.450%	07/10
Lake Forest Crossing	4,520	4.900%	06/11
Lakepointe Towne Crossing	21,715	5.040%	06/10
Magnolia Square	10,265	5.115%	03/10
Maple Tree Place	60,376	LIBOR + .76	08/07
Massillon Village	10,126	4.668%	06/10
Maytag Distribution Center	12,740	4.840%	03/10
Mid Hudson Center	25,156	LIBOR + .76	08/07
Midtown Center	28,228	4.460%	03/10
Mission Crossing	13,630	5.020%	08/10
New Forest Crossing	10,797	4.750%	08/10
Page Field Commons	26,853	4.580%	05/10
Publix Supermarket - Mountain Brook	4,384	4.668%	07/10

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)
	Principal	Interest	Maturity
	Balance	Rate	Date

Shoppes at Warner Robins	7,286	4.718%	09/10
Shops on Lake Avenue	30,622	5.020%	03/34
Southgate Plaza	6,740	4.690%	05/10
Sprint Data Center	52,800	5.420%	10/12
Stateline Station	17,600	5.007%	05/10
The Gateway	90,428	4.790%	06/10
The Gateway - Central Power Plant	8,352	4.790%	06/10
Trenton Crossing	19,307	4.460%	03/10
University Square	29,965	4.780%	07/10
Village at Quail Springs	5,740	5.060%	03/01
Walgreens - Northwoods	3,218	4.820%	06/10
Walgreens - West Allis	2,600	5.130%	06/10
West Town Market	6,048	5.000%	07/10
Wilton Square	27,825	LIBOR + .76	08/07

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2004 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of September 8, 2005. The Company does not consider these property acquisitions as probable under Rule 3-14 of Regulation S-X as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of September 8, 2005. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties. No pro forma adjustments were made for Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Kohl's - Wilshire Plaza III, Academy Sports - Houma, Academy Sports - Port Arthur, Academy Sports - Midland, Hobby Lobby - Concord, Stanley Works, Academy Sports - San Antonio, CVS Pharmacy - Jacksonville, Blockbuster at Five Forks, Vail Ranch, Eckerd - Colesville, Wickes Furniture - Naperville, PETsMART Distribution Center, Diebold Warehouse, Hartford Fire Insurance Building, Lowe's Plaza, Citizens Property Insurance Building, Rasmussen College, Ridge Tool Distribution Center or any new earnout components as the properties and earnout components were completed in 2004 or 2005 and there were no significant operations prior to the Company's acquisition. No pro forma adjustments were made related to the Company's notes receivable as there were no significant operations prior to the Company's funding of the notes receivable.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2004, nor does it purport to represent our future results of operations.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004 (unaudited)
(Dollar amounts in thousands, except per share amounts)

		Pro Forma	Pro Forma
	Historical	Adjustments	Adjustments
	(A)	(B)	(C)	Pro Forma

Rental income	$106,425	101,537	183,484	391,446
Tenant recovery income	23,155	30,118	28,581	81,854
Other property income	825	-	-	825

Total income	130,405	131,655	212,065	474,125

General and administrative expenses	4,857	-	-	4,857
Advisor asset management fee (D)	-	-	-	-
Property operating expenses (G)	32,522	42,962	47,337	122,821
Depreciation and amortization (E)	47,973	50,901	93,428	192,302

Total expenses	85,352	93,863	140,765	319,980

Operating income	45,053	37,792	71,300	154,145

Other income	3,681	-	-	3,681
Interest expense (H)	(33,175)	(37,256)	(70,124)	(140,555)
Realized loss on sale of treasury contacts	(3,667)	-	-	(3,667)
Minority interests	398	-	-	398
Equity in earnings (losses) of unconsolidated entities	(589)	-	-	(589)

Net income (loss)	$11,701	536	1,176	13,413

Other comprehensive income:
Unrealized gain on investment securities	241	-	-	241

Comprehensive income (loss)	$11,942	536	1,176	13,654

Weighted average number of shares of common stock outstanding, basic and diluted (F)	98,562,885			329,718,079

Net income (loss) per share, basic and diluted (F)	.12			.04

See accompanying notes to pro forma consolidated statement of operations.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

  The historical information represents the historical statement of operations of the Company for the period from January 1, 2004 to December 31, 2004 as filed with the Securities Exchange Commission on Form 10-K.
  Total pro forma adjustments for acquisitions consummated as of September 8, 2005 are as though the properties were acquired January 1, 2004.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$101,698	(161)	101,537
Tenant recovery income	30,118	-	30,118

Total income	131,816	(161)	131,655

Property operating expenses	37,146	5,816	42,962
Depreciation and amortization	-	50,901	50,901
Interest expense	-	37,256	37,256

Total expenses	37,146	93,973	131,119

Net income (loss)	$94,670	(94,134)	536

  Audited combined gross income and direct operating expenses as prepared in accordance with Rule 3-14 of Regulation S-X for the following properties:

Coram Plaza, Mesa Fiesta, Green's Corner, Newton Crossroads, Stilesboro Oaks, Pleasant Run Towne Crossing, Shoppes at Lake Andrew, Fairgrounds Plaza, Midtown Center, Trenton Crossing, Lakepointe Towne Center, Stateline Station, Four Peaks Plaza, The Brickyard, Grapevine Crossing, Bear Creek, Massillon Village, Brown's Lane, Commons at Temecula, Boulevard Plaza, Cuyahoga Falls Market Center, Page Field Commons, University Square, Crossroads Plaza, Commons at Royal Palm, Boston Commons, Shops on Lake Avenue, The Gateway, Maple Tree Place, Golfland Center, Gardiner Manor Mall, Century III Plaza, Mid-Hudson Center, Wilton Square, Home Depot Plaza, Home Depot Center, Crown Palace Theater, Bed Bath & Beyond Plaza, Greenwich Center, Chantilly Crossing, Gloucester Town Center, Montecito Crossing, New Forest Crossing, Pacheco Pass, Quakertown Shopping Center, The Orchard and Lincoln Plaza.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

  Total pro forma adjustments for acquisitions consummated as of September 8, 2005 are as though the properties were acquired January 1, 2004. No pro forma adjustments were made for Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Kohl's - Wilshire Plaza III, Academy Sports - Houma, Academy Sports - Port Arthur, Academy Sports - Midland, Hobby Lobby - Concord, Stanley Works, Academy Sports - San Antonio, CVS Pharmacy - Jacksonville, Blockbuster at Five Forks, Vail Ranch, Peoria Crossing II, Eckerd - Colesville, Wickes Furniture - Naperville, PETsMART Distribution Center, Diebold Warehouse, Hartford Life Insurance Building, Lowe's Plaza, Citizens Property Insurance Building, Rasmussen College, Ridge Tool Distribution Center or any new earnout components as the properties and earnout components were completed in 2004 or 2005 and there were no significant operations prior to the Company's acquisition. No pro forma adjustments were made related to the Company's notes receivable as there were no significant operations prior to the Company's funding of the notes receivable.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$186,578	(3,094)	183,484
Tenant recovery income	28,581	-	28,581

Total revenues	215,159	(3,094)	212,065

Property operating expenses	37,962	9,375	47,337
Depreciation and amortization	-	93,428	93,428
Interest expense	-	70,124	70,124

Total expenses	37,962	172,927	210,889

Net income (loss)	$177,197	(176,021)	1,176

  Unaudited combined gross income and direct operating expenses from January 1, 2004 through the date of acquisition based on information provided by the Seller for the following properties:

CorWest Plaza, Hickory Ridge, Shoppes at Quarterfield, Larkspur Landing, North Ranch Pavilion, La Plaza Del Norte, MacArthur Crossing, Promenade at Red Cliff, Peoria Crossings, Dorman Center, Heritage Towne Crossing, Paradise Valley Marketplace, Best on the Boulevard, Bluebonnet Parc, North Rivers Town Center, Alison's Corner, Arvada Connection and Arvada Marketplace, Eastwood Town Center, Watauga Pavilion, Northpointe Plaza, Plaza Santa Fe II, Pine Ridge Plaza, Huebner Oaks Center, John's Creek Village, Lakewood Towne Center, Shoppes of Prominence Point, Northgate North, Davis Towne Crossing, Fullerton Metrocenter, Low Country Village, The Shops at Boardwalk, Shoppes of New Hope, Cranberry Square, Tollgate Marketplace, Gateway Village, Towson Circle, Gateway Plaza, Plaza at Marysville, Forks Town Center, Reisterstown Road Plaza, Village Shoppes at Simonton, Manchester Meadows, Governor's Marketplace, Mitchell Ranch Plaza, The Columns, Saucon Valley Square, Lincoln Park, Harvest Towne Center, Boulevard at the Capital Centre, Bed, Bath & Beyond Plaza, Denton Crossing, Azalea Square, Lake Mary Pointe, Plaza at Riverlakes, Gurnee Town Centre, Mansfield Towne Crossing, Winchester Commons, Shoppes at Park West, Fox Creek Village, Oswego Commons, University Town Center, Edgemont Town Center, Five Forks, Placentia Town Center, Gateway Station, Northwoods Center, Shops at Forest Commons, Gateway Pavilions, Henry Town Center, McAllen Shopping Center, 23rd Street Plaza, Southlake Town Square, Irmo Station, Evans Towne Centre, Cottage Plaza, Village at Quail Springs, Phenix Crossing, Magnolia Square, Holliday Towne Center, Southgate Plaza, High Ridge Crossing, Lake Forest Crossing, Greensburg Commons, Bison Hollow, Clearlake Shores, Ashland & Roosevelt, Cornerstone Plaza, The Shops at 5, Beachway Plaza, Galvez Shopping Center, Southwest Crossing, West Town Market, Shoppes at Warner Robins, Southpark Meadows, Mission Crossing, Stonebridge Plaza, Mountain View and Great Southwest Crossing.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

Unaudited gross rental income from January 1, 2004 through the date of acquisition based on information provided by tenant net leases for the following properties:

Wal-Mart Supercenter - Blytheville, Wrangler Company Western Headquarters, Wal-Mart Supercenter - Jonesboro, Harris Teeter - Wilmington, GMAC Insurance, CVS Pharmacy - Sylacauga, Zurich Towers, the American Express portfolio, Maytag Distribution Center, CarMax - San Antonio, CVS Pharmacy - Montevallo, Cinemark Seven Bridges, CVS Pharmacy - Saginaw, Walgreen's - Northwoods, Walgreens - West Allis, Publix Supermarket - Mountain Brook, Circuit City Corporate Headquarters, CVS Pharmacy - Moore, Eckerd - Atlanta, Hewitt Associates Corporate Headquarters, CVS Pharmacy - Lawton, Edwards Multiplex - Ontario, Edwards Multiplex - Fresno, CVS Pharmacy - Burleson, Fisher Scientific, Kaiser Foundation Hospital, CVS Pharmacy - Oklahoma City, Eckerds - Chattanooga, Wild Oats Marketplace, Computershare Shareholder Services, Raytheon Building, Eckerds - Punxsutawney, Eckerds - Hellertown, Eckerds - Lebanon, Sprint Data Center and Golfsmith.

  No pro forma adjustment has been made related to the advisor asset management fee as it is assumed that a greater fee would not have been paid as a result of these additional properties.

  Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2004 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.

  The pro forma adjustments relating to interest expense were based on the following debt terms:
	Principal	Interest	Maturity
	Balance	Rate	Date

23rd Street Plaza	3,990	5.060%	05/10
Alison's Corner	3,850	4.272%	06/10
American Express - Markham, Ontario	25,380	4.2675%	02/15
American Express - Depere	11,623	4.2975%	01/15
American Express - 31st Avenue - Phoenix	31,860	4.2675%	01/15
American Express - 19th Avenue - Phoenix	8,260	4.2675%	01/15
American Express - Minneapolis	56,050	4.2675%	01/15
American Express - Greensboro	33,040	4.2675%	01/15
American Express - Fort Lauderdale	37,170	4.2675%	01/15
American Express - Salt Lake City	30,149	4.2975%	04/15
Arvada Marketplace and Arvada Connection	28,510	4.130%	07/09
Ashland & Roosevelt (1)	1,889	7.480%	02/22
Ashland & Roosevelt (2)	13,128	5.130%	07/10
Azalea Square	16,535	5.010%	12/09
Beachway Plaza	10,235	4.880%	07/10
Bear Creek	11,450	5.000%	06/10

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

	Principal	Interest	Maturity
	Balance	Rate	Date

Bed Bath & Beyond Plaza	11,193	5.170%	12/09
Bed Bath & Beyond Plaza - Westbury	9,818	LIBOR + .76	08/07
Best on the Boulevard	19,525	3.990%	05/09
Bison Hollow	10,774	4.560%	06/10
Blockbuster at Five Forks	825	4.815%	02/10
Bluebonnet Parc	12,100	4.372%	05/09
Boston Commons	9,880	5.360%	06/14
Boulevard at the Capital Centre	71,500	5.120%	10/09
Boulevard Plaza	6,300	4.780%	06/10
Brown's Lane	6,284	4.668%	06/10
CarMax - San Antonio	8,030	4.690%	05/10
Century III Plaza	25,313	LIBOR + .76	08/07
Chantilly Crossing	15,675	4.700%	07/10
Cinemark Seven Bridges	7,800	4.690%	06/10
Circuit City Corporate Headquarters	31,270	5.105%	07/10
Clearlake Shores	6,683	4.720%	07/10
Commons at Royal Palm	14,472	6.877%	11/12
Commons at Temecula	29,623	4.580%	06/10
Computershare Shareholder Services	44,500	5.340%	10/10
Coram Plaza	20,755	4.550%	02/10
Cornerstone Plaza	8,400	4.830%	06/10
CorWest Plaza	18,150	4.560%	02/09
Cottage Plaza	13,025	4.600%	04/10
Cranberry Square	10,900	4.975%	08/09
Crossroads Plaza	4,977	5.441%	01/15
Crown Theater	10,050	LIBOR + .76	08/07
Cuyahoga Falls Market Center	8,285	4.668%	06/10
CVS Pharmacy - Burleson	2,193	4.668%	09/10
CVS Pharmacy - Lawton	1,566	4.668%	09/10
CVS Pharmacy - Montevallo	1,685	4.690%	05/10
CVS Pharmacy - Moore	1,901	4.600%	09/10
CVS Pharmacy - Oklahoma City	2,429	4.668%	09/10
CVS Pharmacy - Saginaw	2,460	4.600%	09/10
CVS Pharmacy - Sylacauga	1,685	5.060%	01/10
Davis Towne Crossing	5,365	5.185%	09/09
Denton Crossing	35,200	4.300%	01/10
Dorman Center	27,610	4.180%	05/09
Eastwood Towne Center	46,750	4.640%	07/09
Eckerds - Atlanta	1,224	4.600%	09/10
Eckerds - Chattanooga	1,628	4.600%	09/10
Edgemont Town Center	8,600	4.430%	03/10
Edwards Multiplex - Fresno	19,730	4.818%	06/10
Edwards Multiplex - Ontario	27,875	4.818%	06/10
Evans Towne Centre	5,005	4.670%	02/10
Fairgrounds Plaza	15,941	5.690%	01/33
Fisher Scientific	8,260	5.130%	08/25
Five Forks	4,483	4.815%	02/10

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)
	Principal	Interest	Maturity
	Balance	Rate	Date

Forks Town Center	10,395	4.970%	09/09
Four Peaks Plaza	17,072	4.815%	04/10
Fox Creek Village	11,485	5.210%	12/09
Fullerton Metrocenter	28,050	5.090%	08/09
Galvez Shopping Center	4,470	4.668%	07/10
Gardiner Manor Mall	38,484	LIBOR + .76	08/07
Gateway Pavilions	35,842	4.670%	01/10
Gateway Plaza	18,163	5.100%	09/09
Gateway Station	3,717	4.650%	07/10
Gateway Village	27,233	LIBOR + 1.13	07/09
Gloucester Town Center	11,975	5.130%	07/10
GMAC Insurance	33,000	4.610%	10/09
Golfland Plaza	8,206	LIBOR + .76	08/07
Governor's Marketplace	20,625	5.185%	09/09
Grapevine Crossing	12,815	4.590%	07/10
Great Southwest Crossing	9,145	6.300%	08/13
Green's Corner	7,022	4.500%	02/10
Greensburg Commons	14,200	LIBOR + 1.55	05/09
Gurnee Town Center	24,360	4.597%	01/10
Harris Teeter - Wilmington	3,960	4.915%	11/09
Harvest Towne Center	5,005	4.935%	01/10
Henry Town Center	35,692	5.420%	01/13
Heritage Towne Crossing	8,950	4.374%	06/09
Hewitt Corporate Headquarters	129,800	5.040%	06/30
Hickory Ridge	23,650	4.531%	02/09
High Ridge Crossing	7,439	4.815%	06/10
Holiday Town Center	8,050	5.180%	03/10
Home Depot Center	10,446	LIBOR + .76	08/07
Home Depot Plaza	16,734	LIBOR + .76	08/07
Huebner Oaks Center (Note A)	31,723	4.200%	07/10
Huebner Oaks Center (Note B)	16,277	3.960%	07/10
Irmo Station	7,085	5.124%	02/10
John's Creek Village	23,300	5.100%	08/09
Kaiser Foundation Hospital	32,670	4.450%	07/10
La Plaza Del Norte	32,528	4.610%	03/10
Lake Forest Crossing	4,520	4.900%	06/11
Lake Mary Pointe	3,658	5.170%	12/09
Lakepointe Towne Crossing	21,715	5.040%	06/10
Lakewood Towne Center	44,000	2.680%	06/09
Larkspur Landing	33,630	4.450%	02/09
Lincoln Park	26,153	4.610%	11/09
Low Country Village - Phase I	5,370	4.960%	10/09
Low Country Village - Phase II	5,440	5.130%	05/09
MacArthur Crossing	12,700	4.290%	05/09
Magnolia Square	10,265	5.115%	03/10
Manchester Meadows	31,065	4.480%	09/07
Mansfield Towne Crossing	10,982	5.215%	12/09
Maple Tree Place	60,376	LIBOR + .76	08/07
Massillon Village	10,126	4.668%	06/10

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)
	Principal	Interest	Maturity
	Balance	Rate	Date

Maytag Distribution Center	12,740	4.840%	03/10
McAllen Shopping Center	2,455	5.060%	03/10
Mesa Fiesta	23,500	5.300%	02/10
Mid Hudson Center	25,156	LIBOR + .76	08/07
Midtown Center	28,228	4.460%	03/10
Mission Crossing	13,630	5.020%	08/10
Mitchell Ranch Plaza	18,700	4.480%	10/09
New Forest Crossing	10,797	4.750%	08/10
Newnan Crossing II	2,223	4.380%	05/09
Newton Crossroads	5,548	4.500%	02/10
North Ranch Pavilion	10,157	4.120%	04/09
North Rivers Town Center	11,050	4.760%	05/09
Northgate North	26,650	4.600%	07/08
Northpointe Plaza	30,850	4.272%	05/09
Northwoods Center	11,193	4.815%	01/10
Oswego Commons	19,262	4.750%	12/09
Page Field Commons	26,853	4.580%	05/10
Paradise Valley Marketplace	15,681	4.550%	05/09
Peoria Crossings	20,497	4.090%	04/09
Phenix Crossing	5,535	5.030%	05/10
Pine Ridge Plaza	14,700	5.085%	08/09
Placentia Town Center	13,695	4.597%	01/10
Plaza at Marysville	11,800	5.085%	08/09
Plaza at Riverlakes	9,350	4.700%	05/10
Plaza Santa Fe II	17,308	6.200%	12/12
Pleasant Run Towne Crossing	22,800	5.215%	01/10
Promenade at Red Cliff	10,590	4.290%	05/09
Publix Supermarket - Mountain Brook	4,384	4.668%	07/10
Reisterstown Road Plaza	49,650	5.300%	09/09
Saucon Valley Square	8,851	5.115%	10/09
Shoppes at Lake Andrew	15,657	5.000%	03/14
Shoppes at Park West	6,655	4.597%	01/10
Shoppes at Quarterfield	6,067	4.280%	04/09
Shoppes at Warner Robins	7,286	4.718%	09/10
Shoppes of New Hope	7,179	4.960%	04/09
Shoppes of Prominence Point	9,954	5.235%	09/09
Shops at Boardwalk	20,150	4.130%	08/09
Shops at Forest Commons	5,214	6.340%	09/13
Shops on Lake Avenue	30,622	5.020%	03/34
Southgate Plaza	6,740	4.690%	05/10
Southlake Town Square	70,571	4.550%	03/10
Southlake Town Square II	10,429	4.550%	03/10
Sprint Data Center	52,800	5.420%	10/12
Stateline Station	17,600	5.007%	05/10
Stilesboro Oaks	6,592	4.500%	02/10
The Columns - Phase I	11,423	4.910%	11/09
The Gateway	90,428	4.790%	06/10

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)
	Principal	Interest	Maturity
	Balance	Rate	Date

The Gateway - Central Power Plant	8,352	4.790%	06/10
Tollgate Marketplace	39,765	LIBOR + 1.20	07/09
Towson Circle	15,648	5.100%	07/09
Trenton Crossing	19,307	4.460%	03/10
University Square	29,965	4.780%	07/10
University Town Center	5,810	4.430%	03/10
Village at Quail Springs	5,740	5.060%	03/01
Village Shoppes at Simonton	7,562	4.960%	10/09
Walgreens - Northwoods	3,218	4.820%	06/10
Walgreens - West Allis	2,600	5.130%	06/10
Wal-Mart Supercenter - Blytheville	7,100	4.390%	09/09
Wal-Mart Supercenter - Jonesboro	6,089	5.085%	09/09
Watauga Pavilion (1)	17,100	4.140%	06/10
Watauga Pavilion (2)	2,517	4.166%	07/10
West Town Market	6,048	5.000%	07/10
Wilton Square	27,825	LIBOR + .76	08/07
Winchester Commons	7,235	5.120%	12/09
Wrangler Company Western Headquarters	11,300	5.090%	08/27
Zurich Towers	81,420	4.247%	12/34

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Lincoln Plaza ("the Property") for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Lincoln Plaza for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
September 7, 2005

LINCOLN PLAZA
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

	For the six months ended June 30, 2005	For the year ended December 31, 2004
	(unaudited)

Gross income:
Base rental income	$1,826,934	$3,576,844
Operating expense and real estate tax recoveries	501,809	906,460

Total gross income	2,328,743	4,483,304

Direct operating expenses:
Operating expenses	202,982	386,633
Insurance	37,019	70,512
Real estate taxes	288,219	548,988

Total direct operating expenses	528,220	1,006,133

Excess of gross income over direct operating expenses	$1,800,523	$3,477,171
See accompanying notes to historical summary of gross income and direct operating expenses.

LINCOLN PLAZA
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

  Business

  Lincoln Plaza ("the Property") is located in Worcester, Massachusetts. The Property consists of 434,377 square feet of gross leasable area and was approximately 92% occupied at December 31, 2004. The Property is leased to a total of nine tenants. Of these, four tenants account for 73% of base rental revenue for the year ended December 31, 2004. Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property on September 7, 2005 from Plaza Properties, an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the six months ended June 30, 2005.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. There was no contingent rent earned for the year ended December 31, 2004.

  The Property has one billboard lease that is classified as an operating lease with terms extending through June 1, 2014. Total billboard lease income was $75,000 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $757,897 for the year ended December 31, 2004.

  LINCOLN PLAZA
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from one to 18 years, as of December 31, 2004, are as follows:

Year
2005	$3,532,874
2006	3,780,151
2007	3,784,918
2008	3,830,916
2009	3,841,818
Thereafter	38,618,288

$57,388,965

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of New Forest Crossing ("the Property") for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of New Forest Crossing for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
September 6, 2005

NEW FOREST CROSSING
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

	For the six months ended June 30, 2005	For the year ended December 31, 2004
	(unaudited)

Gross income:
Base rental income	$606,129	$962,519
Operating expense and real estate tax recoveries	318,002	257,013

Total gross income	924,131	1,219,532

Direct operating expenses:
Operating expenses	98,634	71,878
Insurance	32,864	48,688
Real estate taxes	213,000	217,208

Total direct operating expenses	344,498	337,774

Excess of gross income over direct operating expenses	$579,633	$881,758
See accompanying notes to historical summary of gross income and direct operating expenses.

NEW FOREST CROSSING
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

  Business

  New Forest Crossing ("the Property") is located in Houston, Texas. The Property consists of approximately 146,585 square feet of gross leasable area and was approximately 75% occupied at December 31, 2004. The Property is leased to a total of ten tenants, of which three tenants account for approximately 67% of base rental revenue for the year ended December 31, 2004. On June 30, 2005, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the six months ended June 30, 2005.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. There was no contingent rent earned for the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $73,377 for the year ended December 31, 2004.

  NEW FOREST CROSSING
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from ten to 20 years, as of December 31, 2004, are as follows:

Year
2005	$1,230,392
2006	1,276,654
2007	1,278,862
2008	1,306,937
2009	1,149,173
Thereafter	6,044,562

$12,286,580

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of the Orchard ("the Property") for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Orchard for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
September 6, 2005

THE ORCHARD
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

	For the six months ended June 30, 2005	For the year ended December 31, 2004
	(unaudited)

Gross income:
Base rental income	$833,147	$643,284
Operating expense and real estate tax recoveries	299,671	74,021

Total gross income	1,132,818	717,305

Direct operating expenses:
Operating expenses	96,764	47,385
Insurance	10,843	3,745
Real estate taxes	233,374	5,828

Total direct operating expenses	340,981	56,958

Excess of gross income over direct operating expenses	$791,837	$660,347
See accompanying notes to historical summary of gross income and direct operating expenses.

THE ORCHARD
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

  Business

  The Orchard ("the Property") is located in New Hartford, New York. The Property consists of approximately 166,028 square feet of gross leasable area and was approximately 59% occupied at December 31, 2004. The Property is leased to a total of 6 tenants. Of these, 1 tenant accounts for 88% of base rental revenue for the year ended December 31, 2004. Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property through multiple closings. On July 29, 2005, IWRRETI acquired a portion of the Property consisting of 88,407 square feet from Judd Road Group, an unaffiliated third party. On August 31, 2005, IWRRETI acquired an additional 77,621 square feet of the Property.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the six months ended June 30, 2005.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Pursuant to the tenant lease agreements, common area costs are billed at a fixed rate per square foot. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. There was no contingent rent earned for the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $111,017 for the year ended December 31, 2004.

  THE ORCHARD
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from ten to 20 years, as of December 31, 2004, are as follows:

Year
2005	$1,197,018
2006	1,197,685
2007	1,199,420
2008	1,200,636
2009	1,258,200
Thereafter	19,106,126

$25,159,085

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") of the Properties Acquired from the Newman Development Group for the year ended December 31, 2004. This Combined Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties Acquired from the Newman Development Group for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
September 8, 2005

THE PROPERTIES ACQUIRED FROM THE NEWMAN DEVELOPMENT GROUP
Combined Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

	For the six months ended June 30, 2005	For the year ended December 31, 2004
	(unaudited)
Gross income:
Base rental income	$1,479,419	$2,372,968
Operating expense and real estate tax recoveries	256,758	347,262
Percentage rent	-	35,301

Total gross income	1,736,177	2,755,531

Direct operating expenses:
Operating expenses	124,983	159,550
Insurance	36,158	66,292
Real estate taxes	122,347	176,899

Total direct operating expenses	283,488	402,741

Excess of gross income over direct operating expenses	$1,452,689	$2,352,790
See accompanying notes to combined historical summary of gross income and direct operating expenses.

THE PROPERTIES ACQUIRED BY THE NEWMAN DEVELOPMENT GROUP
Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

  Business

  The Properties Acquired by the Newman Development Group ("the Properties") consist of:

Name	Gross Leasable Area	Location	Occupancy at December 31, 2004
Pacheco Pass	99,356	Gilroy, CA	97%
Quakertown	61,832	Quakertown, PA	100%

  The Properties are leased to a total of 22 tenants. Of these, four tenants account for 60% of base rental revenue for the year ended December 31, 2004. Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired Pacheco Pass and Quakertown on July 18, 2005 and September 7, 2005, respectively, from the Newman Development Group, an unaffiliated third party.

  Basis of Presentation

  The Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K of IWRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates. The Combined Historical Summary is presented on a combined basis since the Properties were acquired from the same seller.

  All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the six months ended June 30, 2005.

  Gross Income

  The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. There was $35,301 contingent rent earned for the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $475,613 for the year ended December 31, 2004.

  THE PROPERTIES ACQUIRED BY THE NEWMAN DEVELOPMENT GROUP
  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from three to 18 years, as of December 31, 2004, are as follows:

Year
2005	$2,893,163
2006	2,919,483
2007	2,921,433
2008	2,914,414
2009	2,930,457
Thereafter	25,286,972

$39,865,922

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

MOUNTAIN VIEW SHOPPING CENTER
 Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

	For the six months ended	For the year ended
	June 30, 2005	December 31 2004
Gross income:	(unaudited)	(unaudited)
Base rental income	$613,731	1,114,160
Operating expense and real estate tax recoveries	147,019	285,461

Total gross income	760,750	1,399,621

Direct operating expenses:
Operating expenses	47,749	96,798
Real estate taxes	28,295	53,895
Insurance	81,871	155,945

Total direct operating expenses	157,915	306,638

Excess of gross income over direct operating expenses	$602,835	1,092,983

See accompanying notes to historical summary of gross income and direct operating expense.

MOUNTAIN VIEW SHOPPING CENTER
 Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Mountain View Shopping Center to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2004 and the six months ended June 30, 2005, respectively.

WEST TOWN MARKET
 Historical Summary of Gross Income and Direct Operating Expenses
For the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005 (unaudited)

	For the six months ended	For the year ended
	June 30, 2005	December 31 2004
Gross income:	(unaudited)	(unaudited)
Base rental income	$379,442	137,115
Operating expense and real estate tax recoveries	50,245	25,868

Total gross income	429,687	162,983

Direct operating expenses:
Operating expenses	34,359	22,118
Real estate taxes	38,703	2,918
Insurance	3,129	2,830

Total direct operating expenses	76,191	27,866

Excess of gross income over direct operating expenses	$353,496	135,117

See accompanying notes to historical summary of gross income and direct operating expense.

WEST TOWN MARKET
 Historical Summary of Gross Income and Direct Operating Expenses
For the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of West Town Market to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 31, 2005, respectively.

SHOPPES AT WARNER ROBINS
 Historical Summary of Gross Income and Direct Operating Expenses
For the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005 (unaudited)

	For the six months ended	For the period from November 1, 2004 (commencement of operations) to
	June 30, 2005	December 31 2004
	(unaudited)	(unaudited)
Gross income:
Base rental income	$423,454	63,058
Operating expense and real estate tax recoveries	82,398	8,371

Total gross income	505,852	71,429

Direct operating expenses:
Operating expenses	68,881	6,215
Real estate taxes	18,330	2,064
Insurance	13,111	2,185

Total direct operating expenses	100,322	10,464

Excess of gross income over direct operating expenses	$405,530	60,965

See accompanying notes to historical summary of gross income and direct operating expense.

SHOPPES AT WARNER ROBINS
 Historical Summary of Gross Income and Direct Operating Expenses
For the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Shoppes at Warner Robins to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005, respectively.

SOUTHPARK MEADOWS
Historical Summary of Gross Income and Direct Operating Expenses
For the period from March 1, 2005 (commencement of operations) to June 30, 2005 (unaudited)

For the period from March 1, 2005 (commencement of operations) to
June 30, 2005
Gross income:	(unaudited)
Base rental income	$531,133
Operating expense and real estate tax recoveries	72,405

Total gross income	603,538

Direct operating expenses:
Operating expenses	32,187
Real estate taxes	45,253
Insurance	4,525

Total direct operating expenses	81,965

Excess of gross income over direct operating expenses	$521,573

See accompanying notes to historical summary of gross income and direct operating expense.

SOUTHPARK MEADOWS
Historical Summary of Gross Income and Direct Operating Expenses
For the period from March 1, 2005 (commencement of operations) to June 30, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from March 1, 2005 (commencement of operations) to June 30, 2005, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Southpark Meadows to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from March 1, 2005 (commencement of operations) to June 30, 2005.

MISSION CROSSING
 Historical Summary of Gross Income and Direct Operating Expenses
For the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005 (unaudited)

	For the six months ended	For the period from November 1, 2004 (commencement of operations) to
	June 30, 2005	December 31 2004
	(unaudited)	(unaudited)
Gross income:
Base rental income	$292,523	32,351
Operating expense and real estate tax recoveries	111,583	12,170

Total gross income	404,106	44,521

Direct operating expenses:
Operating expenses	38,820	10,515
Real estate taxes	75,550	6,923
Insurance	725	120

Total direct operating expenses	115,095	17,558

Excess of gross income over direct operating expenses	$289,011	26,963

See accompanying notes to historical summary of gross income and direct operating expense.

MISSION CROSSING
 Historical Summary of Gross Income and Direct Operating Expenses
For the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Mission Crossing to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from November 1, 2004 (commencement of operations) to December 31, 2004 and the six months ended June 30, 2005, respectively.

STONEBRIDGE PLAZA
 Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

	For the six months ended	For the year ended
	June 30, 2005	December 31 2004
	(unaudited)	(unaudited)
Gross income:
Base rental income	$247,889	531,054
Operating expense and real estate tax recoveries	105,639	237,425

Total gross income	353,528	768,479

Direct operating expenses:
Operating expenses	88,474	144,947
Real estate taxes	67,865	135,730
Insurance	6,860	13,713

Total direct operating expenses	163,199	294,390

Excess of gross income over direct operating expenses	$190,329	474,089

See accompanying notes to historical summary of gross income and direct operating expense.

STONEBRIDGE PLAZA
 Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Stonebridge Plaza to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2004 and the six months ended June 30, 2005, respectively.

GREAT SOUTHWEST CROSSING
 Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

	For the six months ended	For the year ended
	June 30, 2005	December 31 2004
	(unaudited)	(unaudited)
Gross income:
Base rental income	$599,879	967,505
Operating expense and real estate tax recoveries	177,572	288,995

Total gross income	777,451	1,256,500

Direct operating expenses:
Operating expenses	38,103	66,753
Real estate taxes	141,179	282,357
Insurance	16,009	30,493

Total direct operating expenses	195,291	379,603

Excess of gross income over direct operating expenses	$582,160	876,897

See accompanying notes to historical summary of gross income and direct operating expense.

GREAT SOUTHWEST CROSSING
 Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the six months ended June 30, 2005, respectively, has been prepared from the operating statements provided by the owners of the property during those periods and requires management of Great Southwest Crossing to make estimates and assumptions that affect the amounts of the revenues and expense during those periods. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2004 and the six months ended June 30, 2005, respectively.